UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301, Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

License Agreement for ZILRETTA in Greater China

On April 1, 2020, Flexion Therapeutics, Inc. (“Flexion” or the “Company”) announced that it has entered into an exclusive license agreement with Hong Kong Tainuo Pharma Ltd. (“HK Tainuo”) and Jiangsu Tainuo Pharmaceutical Co. Ltd. (“Jiangsu Tainuo”), a subsidiary of China Shijiazhuang Pharmaceutical Co, Ltd., for the development and commercialization of ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) in Greater China (consisting of mainland China, Hong Kong and Macau, and Taiwan).

Under the terms of the agreement, HK Tainuo will pay Flexion an upfront payment of $10 million. Flexion will also be eligible to receive up to $32.5 million in aggregate development, regulatory and commercial sales milestone payments. HK Tainuo will be responsible for the clinical development, product registration and commercialization of ZILRETTA in Greater China.

Flexion will be solely responsible for the manufacture and supply of ZILRETTA to HK Tainuo for all clinical and commercial activities. The terms related to product manufacturing and supply, including pricing and minimum purchase requirements agreed to in the license agreement, will be covered by a separate supply agreement.

HK Tainuo expects to be able to file a Clinical Trial Application for ZILRETTA with the China National Medical Products Administration by the end of 2020 and to begin clinical studies in China as soon as possible thereafter.

Business Update Amid Coronavirus Pandemic

Also, on April 1, 2020, the Company provided a business update with respect to the impact of the coronavirus pandemic.

Due to the extraordinary impacts of the novel coronavirus global pandemic, Flexion has determined that it is prudent to withdraw its previous ZILRETTA revenue guidance for 2020. The company’s decision was based on the potential impact and unknown duration of recent actions taken by federal, state and local governments to contain the spread of the coronavirus, as well as the impact of voluntary “social distancing” efforts and various mitigation actions implemented by healthcare practices across the country. Flexion expects to provide an update to its revenue guidance when it has more clarity regarding the duration and magnitude of the impact from the coronavirus pandemic.

Flexion is temporarily suspending its active clinical trials including the Phase 1 trial evaluating the safety and tolerability of FX201, its investigational intra-articular gene therapy product candidate, in patients with osteoarthritis (OA) of the knee, and the Phase 2 trial evaluating the efficacy of ZILRETTA in patients with shoulder OA or adhesive capsulitis. The decision was based on the recent guidance from the U.S. Food and Drug Administration (FDA) to ensure the safety of trial participants and minimize risk to trial integrity from disruptions caused by COVID-19.

The company continues to advance the preclinical program for FX301, its product candidate being developed as a locally administered peripheral nerve block for control of post-operative pain. Flexion continues to anticipate the initiation of FX301 clinical trials in 2021.

Flexion remains comfortable with the amount of its ZILRETTA inventory and reconfirmed it has at least 10 months of finished goods available in the U.S. In addition, the company has 12 months of active pharmaceutical ingredient (triamcinolone acetonide) available at its manufacturing site.

A copy of Flexion’s press release announcing the license agreement with HK Tainuo and Jiangsu Tainuo and the business update is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

This report contains forward-looking statements that are based on the current expectations and beliefs of Flexion. Statements in this report regarding matters that are not historical facts, including, but not limited to, statements relating to the future of Flexion; expected payments and activities to be conducted under the licensing agreement with HK Tainuo and Jiangsu Tainuo; expected regulatory and clinical developments and timelines; anticipated timelines related to ZILRETTA commercial supply; and the potential therapeutic and other benefits of ZILRETTA, are forward looking statements. These forward-looking statements are based on management's expectations and assumptions as of the date of this report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, the fact that the licensing agreement with HK Tainuo and Jiangsu Tainuo is subject to early termination; competition from alternative therapies; the risk that we or HK Tainuo and Jiangsu Tainuo may not be able to maintain and enforce intellectual property, including intellectual property related to ZILRETTA; the risk that ZILRETTA may not be successfully developed, approved or commercialized or adopted in Greater China; risks related to the manufacture and distribution of ZILRETTA, including our reliance on sole sources of supply and distribution; unanticipated depletion of current ZILRETTA finished product or active pharmaceutical ingredient inventory; risks related to clinical trials, including potential delays, safety issues or negative results; risks related to the novel coronavirus pandemic and actions taken to slow its spread; risks related to markets, economic conditions, health care reform, prices and reimbursement rates; and other risks and uncertainties described in our filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 12, 2020 and subsequent filings with the SEC. The forward-looking statements in this report speak only as of the date of this report, and we undertake no obligation to update or revise any of the statements. We caution investors not to place considerable reliance on the forward-looking statements contained in this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Flexion Therapeutics, Inc. dated April 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: April 1, 2020	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

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